UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2013

SaaSMAX, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54504	27-4636847
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7770 Regents Road, Suite 113-129

San Diego, California 92122

(Address of principal executive offices) (Zip Code)

(800) 748-7650

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On February 12, 2013, Registrant filed its Form 8-K A-2. This Amendment is solely to provide Amended Item 9.01Financial Statements and Exhibits and Exhibit 16.1 thereunder. The original Form 8-K-A-2 has not been changed.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

16.1 Letter from Kyle L Tingle, CPA, LLC, dated February 13, 2013, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SaaSMAX, Inc. (Registrant)
Date: February 14, 2013
	By:	/s/ Dina Moskowitz
Dina Moskowitz
Chief Executive Officer Chief Financial Officer